                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:      ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC,
                CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:    01-47641, 01-47642, 01-47643, 01-47644

                CHAPTER 11 MONTHLY CONSOLIDATED OPERATING REPORT
                        FOR MONTH ENDING JANUARY 31, 2002

Comes now ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. Debtor-In-Possession, and hereby submits its Monthly Consolidated Operating Report for the period commencing December 21, 2001 and ending January 31, 2002 as shown by the report and exhibits consisting of 11 pages and containing the following as indicated:

Page 2 - 4      Monthly Reporting Questionnaire (Attachment 1)

Page 5 - 6      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

Page 7          Summary of Accounts Receivable (form OPR-3)

Page 8 - 10     Schedule of Post-petition Liabilities (Form OPR-4)

Page 11         Income Statement (Form OPR-5)

Page 12         Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  February 25, 2002                  DEBTOR(S) - IN-POSSESSION

                               By:  /s/ Joseph S. Driscoll
                                    ---------------------------------
                                               (Signature)


                               Name & Title:  Joseph S. Driscoll
                                              Executive Vice President and
                                              Chief Financial Officer

                               Address:       2 Cabot Road
                                              Hudson, Massachusetts 01749

                               Telephone No.: 978-567-4125

                                                                    Attachment 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:      ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC,
                CMC Industries, Inc. and ACT Manufacturing Securities Corp.

Case Number:    01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:       December 21, 2001 - January 31, 2002

1.   Payroll:   State the amount of all executive wages paid and taxes withheld
     -------
                and paid.

                                                                                Taxes Withheld
         Name and Title of Executive             Gross Wages    Net Wages         Due & Paid
         ---------------------------             -----------    ---------         ----------
         Pino, John A.    CEO                   $ 40,384.62     $  23,917.29     $ 14,574.93
         Young, John      VP of HR                27,307.72        18,031.72        6,916.33
         Gorgone, Chris   Treasurer               33,076.96        21,785.44        9,917.05
         Driscoll, Joe    CFO                     32,403.81        21,855.01        8,924.27
         Scioli, Blaise   EVP-Cable Division      32,692.34        20,958.79       11,453.23
         Barnier, Gary    SVP of Ops - NA         25,769.24        16,891.16        7,445.01
                                                -----------     ------------     -----------
         TOTAL PAYROLL                          $191,634.69     $ 123,439.41     $ 59,230.82

2.    Insurance:  Is workers' compensation and other insurance in effect? Yes
      ---------                                                           ---
                  Are payments current?  Yes
                                         ---
                  No new policies have lapsed, replaced or renewed during this period.

------------------------------------------------------------------------------------------------------------------------------------
      COVERAGE            COMPANY             POLICY #                    AMOUNT                 TERM               PREMIUM
------------------------------------------------------------------------------------------------------------------------------------
        D&O               Genesis             YXB000666F                 10,000,000          3/29/01-3/29/02      220,000
------------------------------------------------------------------------------------------------------------------------------------
        D&O           Executive Risk            81680830                  5,000,000          3/29/01-3/29/02       70,000
------------------------------------------------------------------------------------------------------------------------------------
        D&O               Kemper             3DY00207900                 10,000,000          3/29/01-3/29/02       80,000
------------------------------------------------------------------------------------------------------------------------------------
        D&O                 TIG              XD038844963                  5,000,000          3/29/01-3/29/02       35,000 + 1400 Tax
------------------------------------------------------------------------------------------------------------------------------------
        D&O                Royal               RHS608921                  5,000,000          3/29/01-3/29/02       45,000
------------------------------------------------------------------------------------------------------------------------------------
        D&O            Old Republic             CUG25992                  5,000,000          3/29/01-3/29/02       45,000
------------------------------------------------------------------------------------------------------------------------------------
   Workers Comp.          Kemper            2BH072932-01                500/500/500          6/19/01-6/19/02      669,300
------------------------------------------------------------------------------------------------------------------------------------
       Crime              Kemper             3F023571-00                 1,000,000           6/19/01-6/19/02       25,347
                                                                      Emp. Dishonesty
------------------------------------------------------------------------------------------------------------------------------------
                                                                         1,000,000
                                                                          Forgery
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
      COVERAGE             COMPANY             POLICY #                    AMOUNT                 TERM          PREMIUM
-----------------------------------------------------------------------------------------------------------------------------
                                                                         1,000,000
                                                                           Theft
-----------------------------------------------------------------------------------------------------------------------------
                                                                         1,000,000
                                                                       Computer Fraud
-----------------------------------------------------------------------------------------------------------------------------
      Package              Kemper             3MG21849701              292,432,000            6/19/01-6/19/02        718,946
                                                                       Blanket Bldgs.
                                                                            & PP
-----------------------------------------------------------------------------------------------------------------------------
                                                                        75,000,000
                                                                            BII
-----------------------------------------------------------------------------------------------------------------------------
                                                                           25,000
                                                                         Deductible
-----------------------------------------------------------------------------------------------------------------------------
                                                                        10,000,000
                                                                           Flood
-----------------------------------------------------------------------------------------------------------------------------
                                                                        50,000 Ded.
-----------------------------------------------------------------------------------------------------------------------------
      MA Auto.             Kemper            F2Y045501-01                1,000,000            6/19/01-6/19/02         27,895
-----------------------------------------------------------------------------------------------------------------------------
Out of State Autos.        Kemper            X2P082474-00                1,000,000            6/19/01-6/19/02         30,898
-----------------------------------------------------------------------------------------------------------------------------
      Transit              Kemper              30T673698                 1,000,000            6/19/01-6/19/02        326,500
                                                                      Each Conveyance
-----------------------------------------------------------------------------------------------------------------------------
      Umbrella             Kemper            9SX068105-01               50,000,000            6/19/01-6/19/02        124,885
-----------------------------------------------------------------------------------------------------------------------------
      Foreign              Kemper             QD602388-00                1,000,000            6/19/01-6/19/02         10,350
   International
Employees Liability
-----------------------------------------------------------------------------------------------------------------------------
        DIC            Lloyds Primary          ND064400A                 2,500,000            2/4/01-2/4//02         150,000
                                                                                               Lapsed
-----------------------------------------------------------------------------------------------------------------------------
        DIC        Lloyds - 1st Excess         ND064410A                 7,500,000            2/4/01-2/4/02           68,000
                                                                                              Lapsed
-----------------------------------------------------------------------------------------------------------------------------
        DIC        Lloyds - 2nd Excess         NN064420A                15,000,000            2/4/01-2/4/02        11,320.80
                                                                                              Lapsed
-----------------------------------------------------------------------------------------------------------------------------
        DIC        Lloyds - 3rd Excess         NN064430A                36,169,922            2/4/01-2/4/02           12,500
                                                                                              Lapsed
-----------------------------------------------------------------------------------------------------------------------------
Fiduciary Liability         Chubb              81480684                  2,000,000            3/12/01-3/12/02           1300
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
        EPL                 Chubb              81480684C                 5,000,000            3/12/01-3/12/02         48,000
-----------------------------------------------------------------------------------------------------------------------------

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        DETAILED LISTING OF DISBURSEMENTS

Case Name:     ACT Manufacturing, Inc, ACT Manufacturing US Holdings, LLC,
               CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Case Number:   01-47641, 01-47642, 01-47643, 01-47644

MONTH OF:      December 21, 2001 to January 31, 20002
--------------------------------------------------------------------------------
3.       Bank Accounts
         -------------

------------------------------------------------------------------------------------------------------------------------------------
Bank Name           Account       Account          Beg. Book    Deposits       Disbursements   Others        Transfers   Ending Book
                    Type          Number           Balance                                     (Loan Adv.)               Balance
------------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase     Operating    777-019353                -     12,561,428     (10,603,978)    4,170,000    (6,063,095)      64,355
------------------------------------------------------------------------------------------------------------------------------------
Comm. Nat. Bank     MA Payroll       278084        1,694,797                     (2,695,533)                  4,442,476    3,441,740
                                     277827          138,367                       (266,106)                    130,000        2,260
------------------------------------------------------------------------------------------------------------------------------------
Trustmark Savings   MS Payroll   8400000043        1,436,292                       (497,079)                    616,446    1,555,659
Bank
------------------------------------------------------------------------------------------------------------------------------------
                    MS Petty     8400170941            9,922                         (8,090)                                   1,831
                    Cash
------------------------------------------------------------------------------------------------------------------------------------
Bank of America     MS Medical  87656-60545          620,596                       (219,700)                                 400,896
------------------------------------------------------------------------------------------------------------------------------------
                    Atl.        32566-83139           24,360                       (307,979)                    312,911       29,291
                    Payroll
------------------------------------------------------------------------------------------------------------------------------------
                    CA Payroll  10981-03623          124,133         12,258        (521,462)                    561,262      176,191
------------------------------------------------------------------------------------------------------------------------------------
CitiBank            ACT            30427603          309,047                                                                 309,047
                    Securities
                    Corp.
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                              4,357,512     12,573,686     (15,119,927)    4,170,000                  5,981,271
------------------------------------------------------------------------------------------------------------------------------------

Disbursements December 21, 2001 through December 31, 2001 were $963,000 ACT Manufacturing, Inc, $0 ACT Manufacturing Holdings, LLC, $204,000 CMC Industries, Inc., $0 ACT Manufacturing Securities Corp.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate
                     ------------------
     sheet if necessary).


     Payments To/On                  Amount        Date         Check #
     --------------                  ------        ----         -------

     Professionals (attorneys,
       Accountants, etc.):

     Morgan Lewis & Bockus        $109,198.41    01/28/2002    Wire Transfer

     Pre-Petition Debts:
     -----------------

     The Morgan Lewis & Bockus payment above of $109,198.41 represents payments for Pre and Post Petition. The invoice did not break out the amounts for Pre and Post petition billings.

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-1
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Balance Sheet
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 January 31, 2002
 (000's)

                                                                   12/20/01      01/31/02
                                                                -------------------------
     ASSETS

     CURRENT ASSETS:

        Cash                                                          4,357         5,981
        Other negotiable instruments                                      -             -
        Accounts receivable, net (OPR-3)                             53,351        52,570
        Less:  Allowance for doubtful accounts                      (29,507)      (29,874)
        Inventory, at cost                                           66,783        67,058
        Prepaid expenses and deposits                                 3,546         7,025 **
        Investments                                                       -
        Other (Def'd taxes and tax receivable)                        7,200         7,181
                                                                -------------------------
     TOTAL CURRENT ASSETS                                           105,731       109,941

     PROPERTY, PLANT AND EQUIPMENT, AT COST                          42,995        42,995
     Less:  Accumulated depreciation                                (28,502)      (28,943)
                                                                -------------------------
     NET PROPERTY, PLANT AND EQUIPMENT                               14,493        14,052

     OTHER ASSETS

        Notes receivable affiliate                                      602           302
        Investment in subsidiaries                                  140,497       140,497
        Intercompany receivable                                      68,483        68,002
        Goodwill                                                      5,016         4,994
        Other assets                                                  1,516         1,957
                                                                -------------------------
     TOTAL OTHER ASSETS                                             216,115       215,752

     TOTAL ASSETS                                                   336,338       339,745

** Increase in Prepaid expenses relates to advance payments to material suppliers.
                                     Page 5

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-2
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Balance Sheet
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 January 31, 2002
 (000's)

                                                                   12/20/01      01/31/02
                                                                -------------------------
     LIABILITIES AND STOCKHOLDER'S EQUITY

     POST PETITION LIABILITIES (OPR-4)
          Priority debt                                                   -         4,221
          Unsecured debt                                                  -         3,251
                                                                -------------------------
     TOTAL POST PETITION LIABILITIES                                      -         7,472

     TOTAL PRE PETITION LIABILITIES                                 366,255       365,254
                                                                -------------------------

     TOTAL LIABILITIES                                              366,255       372,725

     STOCKHOLDER'S EQUITY (DEFICIT)
        Preferred Stock                                                   -             -
        Common stock                                                    171           171
        Paid-in capital                                             168,574       169,980
        Retained earnings:
               Through filing date                                 (198,662)     (198,662)
               Post filing date                                                    (4,469)
                                                                -------------------------
        Retained earnings                                          (198,662)     (203,131)

     TOTAL SHAREHOLDERS' EQUITY                                     (29,917)      (32,980)
                                                                -------------------------

     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     336,338       339,745

 ACT Manufacturing, Inc. and Subsidiaries                             Form OPR-3
 Summary of Accounts Receivable
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 January 31, 2002
         (000's)

               Date           Accounts                              Total      0-30    31-60     61-90  Over 90 days
       -------------------    -------------------------------    --------   -------  -------   -------  ------------
     1) December 20, 2001     Accounts Receivable                  53,351    22,975    9,981     5,144        15,250
                              Allowance for Doubtful Accounts     (29,507)   (3,000)  (6,599)   (4,930)      (14,978)
                                                                 --------   -------  -------   -------  ------------
                                          Net A/R                  23,844    19,975    3,382       214           272

     2) January 31, 2002      Accounts Receivable                  52,570    25,375    6,727     3,983        16,485
                              Allowance for Doubtful Accounts     (29,874)   (7,999)  (3,078)   (3,295)      (15,502)
                                                                 --------   -------  -------   -------  ------------
                                          Net A/R                  22,696    17,376    3,649       688           983

     3) February 28, 2002     Accounts Receivable                       -         -        -         -             -
                              Allowance for Doubtful Accounts           -         -        -         -             -
                                                                 --------   -------  -------   -------  ------------
                                          Net A/R                       -         -        -         -             -

     4)  March 31, 2002       Accounts Receivable                       -         -        -         -             -
                              Allowance for Doubtful Accounts           -         -        -         -             -
                                                                 --------   -------  -------   -------  ------------
                                          Net A/R                       -         -        -         -             -

     5)  April 30, 2002       Accounts Receivable                       -         -        -         -             -
                              Allowance for Doubtful Accounts           -         -        -         -             -
                                                                 --------   -------  -------   -------  ------------
                                          Net A/R                       -         -        -         -             -

     6)   May 31, 2002        Accounts Receivable                       -         -        -         -             -
                              Allowance for Doubtful Accounts           -         -        -         -             -
                                                                 --------   -------  -------   -------  ------------
                                               Net A/R                  -         -        -         -             -

 ACT Manufacturing, Inc. and Subsidiaries                            Form OPR-4
 Schedule of Post Petition Liabilities
 January 31, 2002
     (000's)

                                               Date               Due             Total
     Post Petition Liabilities               Incurred            Date              Due       0-30     31-60   61-90   Over 90 days
     -------------------------               --------            ----             -----      -----    ------  ------  ------------
     Taxes Payable:
          Federal Income Taxes                                                       10         10         -       -              -
          FICA - Employer's Share                                                     7          7         -       -              -
          Unemployment Tax                                                            -          -         -       -              -
          State Income Tax                                                            1          1         -       -              -
          State Sales and Use Tax                                                     -          -         -       -              -
          State Tax, other                                                           21         21         -       -              -
          Personal Property Tax                                                       -          -         -       -              -
                                         ------------------------------------------------------------------------------------------
         Total Taxes Payable                                                         39         39         -       -              -

    Postpetition Secured Debt                31-Jan-02         28-Feb-02          4,170      4,170         -       -              -
    Postpetition Unsecured Debt                                                       -          -         -       -              -
    Accrued Interest Payable             1/18/02 - 1/31/02     06-Feb-02             12         12         -       -              -

     Trade Accounts Payable and Other:
     ACCOUNTANTS ON CALL                                                              5          5
     ACT MFG. INC. HUDSON                                                             1          1
    ACT TAIWAN                                                                        9          9
     Airgas                                  31-Dec-02         31-Jan-02              2          2
    AL LAFFOON                                                                        1          1
    ALL AMERICAN                                                                      1          1
     ALL AMERICAN SEMICONDUCTOR                                                      17         17
     Alltex Unifrom Rental                   07-Jan-02          net 10                3          3
     American Stock Trans                  month of Jan        01-Feb-02              1          1
     AMERICA'S FIRST MAINTENANCE                                                      1          1
    AMITRON CORP C/O OVER & OVER                                                      2          2
     Appleby & Wyman Insurance               08-Jan-02       upon receipt             1          1
    ARROW ELECTRONICS                                                                 8          8
     ARROW/SCHWEBER ELECTRONICS                                                      17         17
    ASSOCIATED COMPONENTS TECH/ACT                                                    2          2
     AT&T                                    01-Jan-02         31-Jan-02              1          1
    AUTOMATIC DATA PROCESSING                                                         1          1
     AVNET                                                                           44         44
    AVNET ELECTRONICS                                                                11         11
    AVOCENT (CYBEX)                                                                   4          4
    BEACH MOLD & TOOL                                                                13         13
    BRIAN THRONEBERRY                                                                 2          2
     C J Quality Associates                  17-Dec-01                                2          2
    CAPITAL ELECTRONICS INC                                                           2          2
     CENTERPOINT FINANCIAL                                                            1          1
     CENTURY FASTENERS CORP.                                                          6          6
    CLASSIC COMPONENTS                                                                3          3
    COBRASERV                                                                         3          3
     Computer Cable                          21-Dec-02         21-Jan-02             16         16
     DIGIKEY - CUST #1804082                                                         10         10
     DISTRIBUTION SERVICES                                                            1          1
     Eagle Leasing                           31-Dec-01         15-Jan-02              1          1
     ELECTRICAL & ELECTRONIC CONTRL                                                   2          2

ACT Manufacturing, Inc. and Subsidiaries                              Form ORP-4
Schedule of Post Petition Liabilities
Jan 31, 2002
  (000's)

                                        Date                 Due           Total
  Post Petition Liabilities           Incurred              Date            Due       0-30      31-60        61-90      Over 90 days
  ------------------------------  ------------------  -----------------  -------  --------  ---------    ---------   ---------------
   Emery Worldwide                    21-Dec-02           06-Jan-02            1         1
   Eyemed Vision care                 03-Jan-02         upon receipt           1         1
   Federal Express Corp               28-Jan-02             net 7              1         1
  FOAM FABRICATORS                                                             1         1
  FUTURE ELECTRONICS CORP                                                     21        21
   FUTURE ELECTRONICS CORP.                                                    3         3
   GENERAL EXTRUSION                                                           4         4
   GMAC Smart Lease                   09-Jan-02           09-Feb-02            2         2
   GML Associates, P.C.               22-Jan-02           22-Feb-02            6         6
   HASCALL ENGINEERING & MFG.                                                  8         8
   HIGHWOODS REALTY LIMITED PART                                              56        56
  HI-TECH FASTENERS                                                            2         2
  IBF GROUP                                                                    3         3
   ICON METAL                                                                  7         7
  INSIGHT ELECTRONICS INC                                                      1         1
   Intercall                          01-Jan-02           20-Jan-02            1         1
   Jacom Computer Service             03-Jan-02           01-Feb-02            9         9
   John B. Marvin                     28-Jan-01           04-Feb-02            2         2
   KENT LANDSBERG                                                              1         1
   KYOCERA MITA AMERICA INC.                                                   2         2
   Lester Consulting                  10-Jan-02           24-Jan-02            1         1
   Lina                               08-Jan-02         upon receipt           1         1
   Lina                               08-Jan-02         upon receipt           4         4
   M.J. O'Neil Excavating             17-Dec-01            net 14              1         1
   Mapics                             20-Dec-01         upon receipt           7         7
   Massachusetts electric             01-Jan-02            net 30              9         9
   MCI (IL) Box 73468                 07-Jan-02           06-Feb-02           11        11
   MCI (PA) PO Box 3713               07-Jan-02           06-Feb-02            4         4
  MICHAEL DRISTE                                                               2         2
   Molex Connector Corp               17-Jan-02            net 30             21        21
   New Boston Cabot                   01-Jan-02           01-Feb-02           61        61
  NEWCOMB SPRING OF TEXAS                                                      1         1
   North American Logistics                                                   22        22
   Nstar Gas                          08-Jan-02           08-Feb-02            1         1
  ORIENTAL PRINTED CIRCUITS                                                    5         5
  PIONEER STANDARD ELECTRONICS                                                 1         1
   PIONEER TECHNOLOGIES GROUP                                                 98        98
  PIONEER/TECHNOLOGIES GROUP                                                  28        28
  PRECO ELECTRONICS                                                            6         6
   PRINTED CIRCUITS CORP.                                                      1         1
   Pro Staff                      12/27/2000- 1/3/02  1/6/2002- 1/13/02        5         5
  RAND-WHITNEY CONTAINER LLC                                                   5         5
   Raymond Leasing                    08-Jan-02           05-Feb-02            2         2
   Reliastar Life Ins                 08-Jan-02         upon receipt          15        15
  RELIZON                                                                      2         2
   RENOVA TECHNOLOGY                                                           2         2
  RICHARDSON ELECTRONICS                                                       7         7
   RR Donnelley Receivable            10-Jan-02           20-Jan-02            1         1
   SALETEK                                                                     4         4
   SAMTEC INC                                                                  1         1

ACT Manufacturing, Inc. and Subsidiaries
Schedule of Post Petition Liabilities
Jan 31, 2002
      (000's)

                                              Date            Due            Total
 Post Petition Liabilities                  Incurred          Date            Due         0-30      31-60      61-90   Over 90 days
---------------------------               -------------   ------------    ------------   --------  --------  --------  -------------
 SOLECTRON TECHNOLOGY                                                            6            6
SPRAGUE-GOODMAN                                                                  3            3
STANDEX ELECTRONICS INC                                                          2            2
 Stanley Elevator                           01-Jan-02      upon receipt          1            1
 STEN TECH                                                                       1            1
STETCO INC                                                                       4            4
TECCOR                                                                           9            9
TITAN COMPONENTS, INC.                                                          10           10
 TMS                                                                             1            1
 Town of Hudson                             01-Jan-02        01-Feb-02           1            1
 Town of Hudson                             01-Jan-02        01-Feb-02          14           14
TRANSPAC TECHNOLOGY INC                                                          3            3
TYCO PRINTED CIRCUITS                                                           28           28
 United Financial                           01-Jan-02        01-Feb-02           6            6
UNITED STATES CRYSTAL CORP                                                       1            1
 UPS                                        26-Jan-02      upon receipt          4            4
 UPS United Parcel                          12-Jan-02      upon receipt          3            3
 Equipment lease potential accrual          31-Jan-02        28-Feb-02         720          720
 Mintz Levin                                31-Jan-02        28-Feb-02         422          422
 Test, Hurwitz                              31-Jan-02        28-Feb-02          12           12
 Zolfo Cooper                               31-Jan-02        28-Feb-02         442          442
 Policano & Manzo                           31-Jan-02        28-Feb-02         259          259
 Morgan Lewis                               31-Jan-02        28-Feb-02         227          227
 Bowditch & Dewey                           31-Jan-02        28-Feb-02          55           55
 Choate, Hall & Stewart                     31-Jan-02        28-Feb-02         154          154
 PwC                                        31-Jan-02        28-Feb-02         126          126
 Verdolino & Lowey                          31-Jan-02        28-Feb-02          85           85
                  other                                                          -
                                          ------------------------------------------------------------------------------------------
     TOTAL ACCOUNTS PAYABLE AND OTHER                                        3,251        3,251         -         -              -

 TOTAL POST PETITION LIABILITIES                                             7,472        7,472         -         -              -

 ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,        Form OPR-5
 CMC Industries, Inc. and ACT Manufacturing Securities Corp.
 Income Statement
 Case Number:  01-47641, 01-47642, 01-47643, 01-47644
 January 31, 2002
 (000's)

                                                                 12/21/01-
                                                                  01/31/02      02/28/02      03/31/02      04/30/02      05/31/02
                                                                  --------      --------      --------      --------      --------

          NET REVENUE                                               13,359

          COST OF GOODS SOLD:
               Materials                                             9,509
               Labor - Direct                                        1,011
               Manufacturing Overhead                                2,379
                                                              ---------------------------------------------------------------------
                    TOTAL COSTS OF GOODS SOLD                       12,899

               GROSS PROFIT                                            461

          Selling and Marketing                                        256
          General and Adminstrative                                  1,813
          Other - Professional fees                                  1,946
                                                              ------------
                    TOTAL OPERATING EXPENSES                         4,015

          INCOME BEFORE INTEREST, DEPRECIATION, TAXES
               OR EXTRAORDINARY EXPENSES                            (3,555)

          INTEREST EXPENSE                                             473
          DEPRECIATION                                                 441
          INCOME TAX EXPENSE (BENEFIT)
          EXTRAORDINARY INCOME (EXPENSE)
                                                              ---------------------------------------------------------------------

          NET INCOME (LOSS)                                         (4,469)

ACT Manufacturing, Inc., ACT Manufacturing US Holdings, LLC,         Form OPR-6
CMC Industries, Inc. and ACT Manufacturing Securities Corp.
Statement of Sources and Uses of Cash
Case Number:  01-47641, 01-47642, 01-47643, 01-47644
January 31, 2002
(000's)

                                                                   12/21/01-
                                                                   01/31/02      02/28/02       03/31/02      04/30/02      05/31/02
                                                                   --------      --------       --------      --------      --------
     SOURCES OF CASH
            Income (loss) from operations                          (4,469)
            Add:  Depreciation, amortization & other non-cash         441
                                                                 ------------------------------------------------------------------

     CASH GENERATED FROM OPERATIONS                                (4,028)

       Add:  Decrease in assets:
            Accounts receivable                                     1,148
            Inventory                                                (275)
            Prepaid expenses and deposits
            Plant, property and equipment                               0
            Other                                                   1,768
       Increase in liabilities:
            Pre-petition liabilities
            Post-petition liabilities                               7,472
                                                                 ------------------------------------------------------------------
       TOTAL SOURCES OF CASH (A)                                    6,085

     USES OF CASH
       Increase in assets:
            Accounts receivable
            Inventory
            Prepaid expenses and deposits                          (3,460)
            Plant, property and equipment
            Other

       Decrease in liabilities:
            Pre-petition liabilities                               (1,001)
            Post-petition liabilities
                                                                 ------------------------------------------------------------------
       TOTAL USES OF CASH (B)                                      (4,461)

     NET SOURCE (USE) OF CASH (A-B=NET)                             1,624

     CASH - BEGINNING BALANCE (See OPR-1)                           4,357
                                                                    -----
     CASH - ENDING BALANCE (See OPR-1)                              5,981